                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                OCTOBER 30, 1997


                               SOURCE MEDIA, INC.
            (Exact name of registrant as specified in is charter)



   DELAWARE                         0-21894                     13-3700438
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)



         5400 LBJ FREEWAY, SUITE 680
                 DALLAS, TEXAS                             75240
(Address of principal executive offices)                (Zip Code)


              Registrant's telephone number, including area code:

                                 (972) 701-5400



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Item 7 Financial Statements and Exhibits

         (a) Historical Financial Statements.
              (i)         Historical Financial Statements of Electronic Publishing Division of Brite Voice Systems, Inc.

                          Report of Independent Public Accountants

                          Statements of Assets, Liabilities and Divisional Equity at December 31, 1996 and 1995

                          Statements of Revenues and Expenses for the Years Ended December 31, 1996 and 1995

                          Statements of Changes in Divisional Equity For the Years Ended December 31, 1996 and 1995

                          Statements of Cash Flows For the Years Ended December 31, 1996 and 1995

                          Notes to Financial Statements

                          Statements of Assets, Liabilities and Divisional Equity at December 31, 1996 and June 30, 1997 (unaudited)

                          Statements of Revenues and Expenses for the Six Months Ended June 30, 1997 and 1996 (unaudited)

                          Statements of Changes in Divisional Equity For the Year Ended December 31, 1996 and Six Months Ended June
                          30, 1997 (unaudited)

                          Statements of Cash Flows For the Six Months Ended June 30, 1997 and 1996 (unaudited)

                          Condensed Notes to Financial Statements

              (ii)        Historical Financial Statements of Voice News Network, Inc.

                          Report of Independent Accountants

                          Balance Sheet at December 31, 1996

                          Statement of Operations For the year ended December 29, 1996

                          Statement of Cash Flows For the year ended December 29, 1996

                          Statement of Owner's Equity For the year ended December 29, 1996

                          Notes to Financial Statements

                          Balance Sheet at June 29, 1997 and June 30, 1996 (unaudited)

                          Statement of Operations For the six months ended June 29, 1997 and June 30, 1996 (unaudited)

                          Statement of Cash Flows For the six months ended June 29, 1997 and June 30, 1996 (unaudited)

                          Notes to Financial Statements






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
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        (b)  Unaudited Pro Forma Condensed Consolidated Financial Statements.

                         Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997

                         Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 1996

                         Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Six Months Ended June 30, 1997

                         Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


        (c)  Exhibits.

           Exhibit 2.1*  - Asset Purchase Agreement dated September 23, 1997 between IT Network, Inc. and
                           Brite Voice Systems, Inc.

           Exhibit 2.2*  - Amendment dated October 7, 1997 between  IT Network, Inc. and Brite Voice Systems,
                           Inc. to Asset Purchase Agreement dated September 23, 1997 between IT Network, Inc. and
                           Brite Voice Systems, Inc.

           Exhibit 2.3+  - Asset Purchase Agreement dated September 30, 1997 between Source Media, Inc. and IT
                           Network, Inc. and Voice News Network, Inc.

           Exhibit 4.1*  - Indenture dated as of October 30, 1997 between Source Media, Inc. and U.S. Trust
                           Company of Texas, N.A.

           Exhibit 4.2*  - Certificate of Designation for Senior PIK Preferred Stock

           Exhibit 4.3*  - Warrant Agreement dated as of October 30, 1997 between Source Media, Inc. And
                           ChaseMellon Shareholder Services

           Exhibit 4.4*  - Unit Agreement dated as of October 30, 1997 between Source Media, Inc. and ChaseMellon
                           Shareholder Services

           Exhibit 10.1* - Exchange and Registration Rights Agreement for Senior Secured Notes dated as of
                           October 30, 1997 between Source Media, Inc. and certain of its subsidiaries and
                           NatWest Capital Markets Limited and Prudential Securities Incorporated

           Exhibit 10.2* - Preferred Stock Registration Rights Agreement dated as of October 30, 1997 between
                           Source Media, Inc. and NatWest Capital Markets Limited and Prudential Securities
                           Incorporated.

           Exhibit 10.3* - Common Stock Registration Rights Agreement dated as of October 30, 1997 by and among Source Media, Inc.
                           and NatWest Capital Markets Limited on Prudential Securities Incorporated.








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
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            Exhibit 23.1* -       Consent of Arthur Andersen LLP

            Exhibit 23.2* -       Consent of Price Waterhouse LLP

            + Filed herewith.

            * Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 25, 1997               SOURCE MEDIA, INC.


                                  By: /s/ W. Scott Bedford
                                      -----------------------------------------
                                      W. Scott Bedford, Chief Operating Officer

                               INDEX TO EXHIBITS


Exhibit
Number                                        Exhibit
------                                        -------
Exhibit 2.1*    - Asset Purchase Agreement dated September 23, 1997 between IT
                  Network, Inc. and Brite Voice Systems, Inc.

Exhibit 2.2*    - Amendment dated October 7, 1997 between  IT Network, Inc. and
                  Brite Voice Systems, Inc. to Asset Purchase Agreement dated
                  September 23, 1997 between IT Network, Inc. and Brite Voice
                  Systems, Inc.

Exhibit 2.3+    - Asset Purchase Agreement dated September 30, 1997 between
                  Source Media, Inc. and IT Network, Inc. and Voice News
                  Network, Inc.

Exhibit 4.1*    - Indenture dated as of October 30, 1997 between Source Media,
                  Inc. and U.S. Trust Company of Texas, N.A.

Exhibit 4.2*    - Certificate of Designation for Senior PIK Preferred Stock

Exhibit 4.3*    - Warrant Agreement dated as of October 30, 1997 between Source
                  Media, Inc. And ChaseMellon Shareholder Services

Exhibit 4.4*    - Unit Agreement dated as of October 30, 1997 between Source
                  Media, Inc. and ChaseMellon Shareholder Services

Exhibit 10.1*   - Exchange and Registration Rights Agreement for Senior Secured
                  Notes dated as of October 30, 1997 between Source Media, Inc.
                  and certain of its subsidiaries and NatWest Capital Markets
                  Limited and Prudential Securities Incorporated

Exhibit 10.2*   - Preferred Stock Registration Rights Agreement dated as of
                  October 30, 1997 between Source Media, Inc. and NatWest
                  Capital Markets Limited and Prudential Securities
                  Incorporated.

Exhibit 10.3*   - Common Stock Registration Rights Agreement dated as of October
                  30, 1997 by and among Source Media, Inc. and NatWest Capital
                  Markets Limited on Prudential Securities Incorporated.

Exhibit 23.1*   - Consent of Arthur Andersen LLP

Exhibit 23.2*   - Consent of Price Waterhouse LLP

+ Filed herewith.

* Previously filed.